Exhibit 10.3

STARWOOD PROPERTY TRUST, INC.

2022 EQUITY PLAN

STARWOOD PROPERTY TRUST, INC.

2022 EQUITY PLAN

STARWOOD PROPERTY TRUST, INC.

2022 EQUITY PLAN

1.Purpose; Types of Awards.
The purposes of the Starwood Property Trust, Inc. 2022 Equity Plan (the “Plan”) are to afford an incentive to the directors and officers, employees, advisors, consultants and other third party service providers of Starwood Property Trust, Inc. (the “Company”) who are in any case natural persons and providing services to the Company, including without limitation individuals who are employees of the Manager or one of its Affiliates who are providing services to the Company, to continue as directors, officers, employees, advisors, consultants or other third party service providers, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards.
This Plan succeeds and replaces the Starwood Property Trust, Inc. 2017 Equity Plan, as amended, which shall terminate on the date on which this Plan is approved by the Company’s stockholders, except that any outstanding awards granted under the Predecessor Plans shall remain in effect in accordance with their terms.
2.Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)“Affiliate” means (i) any Person directly or indirectly controlling, controlled by, or under common control with such other Person, (ii) any executive officer or general partner of such other Person and (iii) any legal entity for which such Person acts as an executive officer or general partner.
(b)“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted under the Plan.
(c)“Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.
(d)“Board” means the Board of Directors of the Company.
(e)“Change in Control” means the occurrence of any one of the following events:
(i)During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;
(ii)Any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary; (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; (C) by any underwriter temporarily holding securities pursuant to an offering of such securities; (D) pursuant to a Non-Qualifying Transaction, as defined in paragraph (iii), or (E) by any person of Company Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 30% or more of Company Voting Securities by such person;
(iii)The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (1) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (2) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination; (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or
(iv)The consummation of a sale of all or substantially all of the Company’s assets or the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur. Solely with respect to any award that constitutes "deferred compensation" subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a "change in the ownership," "change in effective control," and/or a "change in the ownership of a substantial portion of assets" of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for purposes of determining whether a participant's rights to such Award become vested or otherwise unconditional upon the Change in Control.
(f)“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.
(g) “Committee” means the committee established by the Board to administer the Plan, the composition of which shall at all times consist of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act.
(h)“Company” means Starwood Property Trust, Inc., a Maryland corporation, or any successor corporation.
(i)“Effective Date” means April 28, 2022, the date on which the Plan was approved by the Company’s stockholders.
(j)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.
(k)“Fair Market Value” means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Board in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange; (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market; or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board, in its sole discretion, shall determine.
(l)“Management Agreement” means the Management Agreement, dated as of August 17, 2009, by and between the Company and the Manager, as such may be amended from time to time.
(m)“Manager” means SPT Management, LLC, a Delaware limited liability company.
(n)“Option” means a right, granted to a Participant under Section 6(b)(i), to purchase shares of Stock.

(o)“Other Stock-Based Award” means a right or other interest granted to a Participant that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to unrestricted shares of Stock or dividend equivalent rights.
(p)“Participant” means an eligible person who has been granted an Award under the Plan.
(q)“Person” means any natural person, corporation, partnership, association, limited liability company, estate, trust, joint venture, any federal, state or municipal government or any bureau, department or agency thereof or any other legal entity and any fiduciary acting in such capacity on behalf of the foregoing.
(r) “Plan” means this Starwood Property Trust, Inc. 2022 Equity Plan, as amended from time to time.
(s)“Predecessor Plans” means (i) the Starwood Property Trust, Inc. Equity Plan, as amended, (ii) the Starwood Property Trust, Inc. 2017 Equity Plan, as amended and (iii) the Starwood Property Trust, Inc. Non-Executive Director Stock Plan.
(t) “Restricted Stock” means an Award of shares of Stock to a Participant under Section 6(b)(iii) that may be subject to certain restrictions and to a risk of forfeiture.
(u)“Restricted Stock Unit” or “RSU” means a right granted to a Participant under Section 6(b)(iv) to receive Stock, cash or other property at the end of a specified period, which right may be conditioned on the satisfaction of specified performance or other criteria.
(v)“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.
(w)“Separation from Service” shall have the meaning attributed to such term under Section 409A of the Code.
(x)“Stock” means shares of the common stock, par value $0.01 per share, of the Company.
(y)“Stock Appreciation Right” or “SAR” means the right granted to a Participant under Section 6(b)(ii) to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.
3.Administration.
The Plan shall be administered by the Board. Except with respect to the amendment, modification, suspension or early termination of the Plan, the Board may appoint a Committee to administer all or a portion of the Plan. To the extent that the Board so delegates its authority, references herein to the Board shall be deemed references to the Committee. The Board may delegate to one or more agents such administrative duties as it may deem advisable, and the Committee or any other person to whom the Board has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board or such Committee or person may have under the Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

The Board shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to: (i) grant Awards; (ii) determine the persons to whom and the time or times at which Awards shall be granted; (iii) determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; (iv) determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; (v) make adjustments in the terms and conditions of Awards; (vi) construe and interpret the Plan and any Award; (vii) prescribe, amend and rescind rules and regulations relating to the Plan; (viii) determine the terms and provisions of the Award Agreements (which need not be identical for each Participant); and (ix) make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all persons, including but not limited to the Company, any parent or subsidiary of the Company, any Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, except as provided in the second paragraph of Section 5, neither the Board nor the Committee shall, without obtaining the approval of the Company’s stockholders, (a) reduce the purchase or base price of any previously granted Option or SAR, (b) cancel any previously granted Option or SAR in exchange for another Option or SAR with a lower purchase or base price or (c) cancel any previously granted Option or SAR in exchange for cash or another award if the purchase or base price of such Option or SAR exceeds the Fair Market Value of a share of Stock on the date of such cancellation, in each case other than in connection with a Change in Control.
4.Eligibility.
Awards may be granted, in the discretion of the Board, to individuals who are, as of the date of grant, directors or officers, employees, advisors, consultants or other third party service providers of the Company, who in any case are natural persons and providing services to the Company, including without limitation individuals who are employees of the Manager or one of its Affiliates. In determining the persons to whom Awards shall be granted and the type of any Award (including the number of shares to be covered by such Award), the Board shall take into account such factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.
5.Stock Subject to the Plan.
The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be equal to 18,700,000, less any shares of common stock issued or subject to awards granted under the Company’s 2022 Manager Equity Plan, subject to adjustment as provided herein. Stock issued under the Plan may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares of Stock are surrendered to or withheld by the Company as payment of either the exercise price of an option or stock appreciation right granted under this Plan, a Predecessor Plan or the Company’s Manager Equity Plan, 2017 Manager Equity Plan or 2022 Manager Equity Plan and/or withholding taxes in respect of an award granted under any of such plans, the shares of Stock that were subject to such award shall not again be available for Awards under the Plan. If any shares subject to an award under this Plan, any of the Predecessor Plans or the Company’s Manager Equity Plan, 2017 Manager Equity Plan or 2022 Manager Equity Plan are forfeited, cancelled, exchanged or surrendered or if such an award is settled in cash or otherwise terminates or expires without a distribution of shares to the Participant (other than as provided in the immediately preceding sentence), the shares of Stock with respect to such award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.
In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or any successor or replacement accounting standard) that causes the per share value of shares of Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding Option and SAR (including the number and class of securities subject to each outstanding Option or SAR and the purchase price or base price per share), the terms of each outstanding Restricted Stock award and Restricted Stock Unit award (including the number and class of securities subject thereto), and the terms of each outstanding Other Stock-Based Award (including the number and class of securities subject thereto) shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.
6.Terms of Awards.
(a)General. The term of each Award shall be for such period as may be determined by the Board. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the grant, vesting, maturation or exercise of an Award may be made in such forms as the Board shall determine at the date of grant or thereafter, including, without limitation, cash, Stock or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. The Board may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall determine.
(b)Terms of Specified Awards. The Board is authorized to grant the Awards described in this Section 6(b), under such terms and conditions as deemed by the Board to be consistent with the purposes of the Plan. Such Awards may be granted with vesting, value and/or and payment contingent upon attainment of one or more performance goals. Except as otherwise set forth herein or as may be determined by the Board, each Award granted under the Plan shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Board shall determine at the date of grant or thereafter.
(i)Options. The Board is authorized to grant Options to Participants on the following terms and conditions:
(A)Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Board, but in no event shall the per share exercise price of any Option be less than 100% of the Fair Market Value of a share of Stock on the date of grant of such

Option. The exercise price for Stock subject to an Option may be paid (i) in cash or by an exchange of Stock previously owned by the Participant, (ii) by authorizing the Company to withhold whole shares of Stock otherwise issuable pursuant to the exercise of such Option, (iii) through a “broker cashless exercise” procedure approved by the Board (to the extent permitted by law) or (iv) a combination of the above, in any case in an amount having a combined value equal to such exercise price. An Award Agreement may provide that a Participant may pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company.
(B)Term and Exercisability of Options. The date on which the Board adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Board may determine, as reflected in the Award Agreement; provided, that the Board shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Board or its designated agent.
(C)Termination of Service. Subject to Section 7, an Option may not be exercised unless (1) the Participant is then providing services to the Company and (2) the Participant has continuously maintained such relationship since the date of grant of the Option; provided, that the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations of service, to a date not later than the expiration date of such Option.
(D)Other Provisions. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Board may prescribe in its discretion or as may be required by applicable law.
(ii)Stock Appreciation Rights. The Board is authorized to grant SARs to Participants on the following terms and conditions:
(A)In General. Unless the Board determines otherwise, an SAR granted in tandem with an Option may be granted at the time of grant of the related Option or at any time thereafter. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may made in cash, Stock, or property as specified in the Award or determined by the Board.
(B)Right Conferred. An SAR shall confer on the Participant a right to receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the base price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Board may determine, provided it is no less than 100% of the Fair Market Value of a share of Stock on the date of grant of such SAR).
(C)Term and Exercisability of SARs. The date on which the Board adopts a resolution expressly granting an SAR shall be considered the day on which such SAR is granted. SARs shall be exercisable over the exercise period (which shall not exceed the lesser of ten years from the date of grant or, in the case of a tandem SAR, the expiration of its related Award), at such times and upon such conditions as the Board may determine, as reflected in the Award Agreement; provided, that the Board shall have the authority to accelerate the exercisability of any outstanding SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. An SAR may be exercised to the extent of any or all full shares of Stock as to which the SAR (or, in the case of a tandem SAR, its related Award) has become exercisable, by giving written notice of such exercise to the Board or its designated agent.
(D)Termination of Service. Subject to Section 7, an SAR may not be exercised unless (1) the Participant is then providing services to the Company and (2) the Participant has continuously maintained such relationship since the date of grant of the SAR; provided, that the Award Agreement may contain provisions extending the exercisability of SARs, in the event of specified terminations of service, to a date not later than the expiration date of such SARs (or, in the case of a tandem SAR, its related Award).
(E)Other Provisions. SARs may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such SARs, as the Board may prescribe in its discretion or as may be required by applicable law.
(iii)Restricted Stock. The Board is authorized to grant Restricted Stock to Participants on the following terms and conditions:
(A)Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Board may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board may determine. The Board may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of one or more performance goals. Unless otherwise determined by the Board, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.
(B)Forfeiture. Subject to Section 8, upon termination of service to the Company during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are then subject to restrictions shall be forfeited; provided, that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.
(C)Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.
(D)Dividends/Distributions. Unless otherwise determined by the Board, dividends paid on Restricted Stock shall be paid at the dividend or distribution payment date, provided that such payments may be deferred to such date as determined by the Board, and in any event shall be payable in cash or in shares of Stock having a Fair Market Value equal to the amount of such dividends and distributions. Unless otherwise determined by the Board, Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend or distribution, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.
(iv)Restricted Stock Units. The Board is authorized to grant RSUs to Participants, subject to the following terms and conditions:
(A)Award and Restrictions. Delivery of Stock, cash or other property, as determined by the Board, will occur upon expiration of the period specified for RSUs by the Board during which forfeiture conditions apply, or such later date as the Board shall determine. The Board may place restrictions on RSUs that shall lapse, in whole or in part, only upon the attainment of one or more performance goals.
(B)Forfeiture. Subject to Section 8, upon termination of service to the Company prior to the vesting of RSUs, or upon failure to satisfy any other conditions precedent to the delivery of Stock or cash to which such RSUs relate, all RSUs and any accrued but unpaid dividend equivalents that are then subject to deferral or restriction shall be forfeited; provided, that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to RSUs will be waived in whole or in part in the event of termination resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of RSUs.
(C)Dividend/Distribution Equivalents. The Board is authorized to grant to Participants the right to receive dividend equivalent payments and/or distribution equivalent payments for the period prior to settlement of the RSU. Dividend equivalents or distribution equivalents may be paid currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Board. Any such settlements, and any such crediting of dividend equivalents or distribution equivalents or reinvestment in Stock, may be subject to such conditions, restrictions and contingencies as the Board shall establish, including the reinvestment of such credited amounts in Stock equivalents. Unless otherwise determined by the Board, any such dividend equivalents or distribution equivalents shall be paid or credited, as applicable, on the dividend payment date to the Participant as though each RSU held by such Participant were a share of outstanding Stock.
(v)Other Stock-Based Awards. The Board is authorized to grant Awards to Participants in the form of Other Stock-Based Awards, as deemed by the Board to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Board shall determine the terms and conditions of such Awards at the date of grant or thereafter. Without limiting the generality of this paragraph, Other Stock-Based Awards may include grants of shares of Stock that are not subject to any restrictions or a substantial risk of forfeiture.
7.Termination of Service. Unless otherwise determined by the Board or the Committee, all unvested Awards then held by a Participant who ceases to provide services to the Company, whether through a Separation from Service or because of reassignment by such Participant’s employer, shall be immediately cancelled and forfeited without consideration. The terms of Award Agreements shall set forth the terms under which an Option or Stock Appreciation Right may remain exercisable following such a termination of service with the Company.
8.Change in Control. In the event of a Change in Control, any Award that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the Award will be deemed to be fully achieved; provided, however, that for any Award subject to Section 409A of the Code, no payment may be made to the holder of such Award unless the transaction constituting a Change in Control also constitutes, within the meaning of Section 409A of the Code, a “change in the ownership or effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company.
9.General Provisions.
(a)Nontransferability. Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.
(b)No Right to Continued Service, etc. Nothing in the Plan or in any Award, any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue as a director of, or continue to provide services to, the Company or any parent, subsidiary or Affiliate of the Company or the Manager or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant’s service.
(c)Taxes. The Company or any parent or subsidiary of the Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations.

The Board may provide in the Award Agreement that in the event that a Participant is required to pay any amount to be withheld in connection with the issuance of shares of Stock in settlement or exercise of an Award, the Participant may satisfy such obligation (in whole or in part) by electing to have the Company withhold a portion of the shares of Stock to be received upon settlement or exercise of such Award. The shares of Stock withheld to satisfy such obligation shall not have an aggregate Fair Market Value in excess of the amount determined by applying the maximum individual statutory tax rate in the employee’s applicable jurisdiction; provided that the Company shall be permitted to limit the number of shares so withheld to a lesser number if necessary, in the judgment of the Committee, to avoid adverse accounting consequences or for administrative convenience.
(d)Effective Date; Amendment and Termination.
(i)The Plan shall take effect upon the Effective Date, subject to the approval of the Company’s stockholders.
(ii)The Board may at any time and from time to time terminate, amend, modify or suspend the Plan in whole or in part; provided, however, that unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. The Board may at any time and from time to time amend any outstanding Award in whole or in part. Notwithstanding the foregoing sentence of this clause (ii), no amendment or modification to or suspension or termination of the Plan or amendment of any Award shall affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted under the Plan.
(e)Expiration of Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall expire on the tenth anniversary of the Effective Date. No Awards shall be granted under the Plan after such expiration date. The expiration of the Plan shall not affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted.
(f)Deferrals. The Board shall have the authority to establish such procedures and programs that it deems appropriate to provide Participants with the ability to defer receipt of cash, Stock or other property payable with respect to Awards granted under the Plan.
(g)No Rights to Awards; No Stockholder Rights. No Participant shall have any claim to be granted any Award under the Plan. There is no obligation for uniformity of treatment among Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him for such shares.
(h)Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.
(i)No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)Regulations and Other Approvals.
(i)The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.
(ii)Each Award is subject to the requirement that, if at any time the Board determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.
(iii)In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Board may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Participant is acquired for investment only and not with a view to distribution.
(iv)The Board may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to enter into a stockholder agreement or “lock-up” agreement in such form as the Board shall determine is necessary or desirable to further the Company’s interests.
(k)Registration on Form S-8. The Company shall file with the Securities and Exchange Commission a registration statement on Form S-8 with respect to the securities to be offered to Participants under the Plan and shall during the term of the Plan keep such registration statement effective.
(l)Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of Maryland without giving effect to the conflict of laws principles thereof.
(m)Section 409A. It is intended that the payments and benefits under the Plan comply with, or as applicable, constitute a short-term deferral or otherwise be exempt from, the provisions of Section 409A of the Code. The Plan will be administered and interpreted in a manner consistent with this intent, and any provision that would cause the Plan or any Award to fail to satisfy Section 409A of the Code will have no force and effect until amended to comply therewith (which amendment may be retroactive to the extent permitted by Section 409A of the Code). To the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Plan during the six-month period immediately following Participant’s termination of employment shall instead be paid on the first business day after the date that is six months following Participant’s termination of employment (or upon Participant’s death, if earlier).

(n)Designation of Beneficiary. To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.
(o)Awards Subject to Clawback. The awards granted under this Plan and any cash payment or shares of Stock delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.